INCOME TAXES ( Details) (USD $) In Thousands, unless otherwise specified	9 Months Ended
Sep. 30, 2014
Income taxes
Net deferred tax asset increase	$ 68,064
Net deferred tax asset increase attributable to tax impact associated with existing books and tax basis temporary difference items allocated to entity and subject to corporate income tax rate	67,394
Parent Company Investment
Income taxes
Cash distribution to partners in connection to IPO attributable to exchanges by partners	60,896
Percentage of cash distribution to partners in connection to IPO attributable to exchanges by partners, payable to partners	85.00%
Cash distribution to partners in connection to IPO attributable to exchanges by partners, payable to partners	$ 51,761
Period of cash distribution to partners in connection to IPO attributable to exchanges by partners, payable to partners	15 years